SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ----------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934






         Date of report (Date of earliest event reported) May 15, 1996



                             THE TALBOTS, INC.
            (Exact Name of Registrant as Specified in Charter)



    Delaware                  1-12552                  41-1111318
(State or Other             (Commission             (I.R.S. Employer
 Jurisdiction of            File Number)           Identification No.)
Incorporation)


175 Beal Street, Hingham, Massachusetts      02043
(Address of Principal Executive Offices)   (Zip Code)



Registrant's telephone number, including area code (617)749-7600



                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Exhibits

         10.10 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to The Dai-Ichi Kangyo Bank, Limited, together with a Confirmation of Extension letter dated January 28, 1997 from The Dai-Ichi Kangyo Bank, Limited to Talbots.

         10.12 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to The Norinchukin Bank, together with an Acceptance of Extension letter dated January 17, 1997 from The Norinchukin Bank to Talbots.

         10.13 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to The Sakura Bank, Limited, together with an acceptance letter dated January 24, 1997 from The Sakura Bank, Limited to Talbots.

         10.14 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to Bank of Tokyo-Mitsubishi Trust Company, together with an Acceptance of Extension letter dated January 27, 1997 from Bank of Tokyo-Mitsubishi Trust Company to Talbots.

         10.32 HongkongBank Letter of Credit Service Agreement, dated as of April 19, 1996 together with a Continuing Commercial Letter of Credit and Security Agreement dated May 15, 1996 and a Hexagon Customer Agreement, dated May 15, 1996, between Talbots and The Hongkong and Shanghai Banking Corporation Limited.

         10.33 Amendment to License Agreement, dated January 29, 1997, among The Classics Chicago, Inc., Talbots, Talbots International Retailing Limited, Inc., Talbots (Canada), Inc. and Talbots (U.K.) Retailing Limited.

                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 1997


                                 THE TALBOTS, INC.



                                 By: /S/ Edward L. Larsen
                                       Edward L. Larsen
                                       Senior Vice President, Finance, and
                                       Chief Financial Officer and Treasurer

                                INDEX TO EXHIBITS

         10.10 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to The Dai-Ichi Kangyo Bank, Limited, together with a Confirmation of Extension letter dated January 28, 1997 from The Dai-Ichi Kangyo Bank, Limited to Talbots.

         10.12 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to The Norinchukin Bank, together with an Acceptance of Extension letter dated January 17, 1997 from The Norinchukin Bank to Talbots.

         10.13 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to The Sakura Bank, Limited, together with an acceptance letter dated January 24, 1997 from The Sakura Bank, Limited to Talbots.

         10.14 Request for extension dated December 20, 1996 relating to the Revolving Credit Agreement, from Talbots to Bank of Tokyo-Mitsubishi Trust Company, together with an Acceptance of Extension letter dated January 27, 1997 from Bank of Tokyo-Mitsubishi Trust Company to Talbots.

         10.32 HongkongBank Letter of Credit Service Agreement, dated as of April 19, 1996 together with a Continuing Commercial Letter of Credit and Security Agreement dated May 15, 1996 and a Hexagon Customer Agreement, dated May 15, 1996, between Talbots and The Hongkong and Shanghai Banking Corporation Limited.

         10.33 Amendment to License Agreement, dated January 29, 1997, among The Classics Chicago, Inc., Talbots, Talbots International Retailing Limited, Inc., Talbots (Canada), Inc. and Talbots (U.K.) Retailing Limited.